UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2009
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-31909 (Commission File Number)	Not Applicable (I.R.S. Employer Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure
Item 9.01- Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Section 5 — Corporate Governance and Management
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Aspen Insurance Holdings Limited (the “Company” or “Aspen”) today issued a press release announcing the decision on February 3, 2009 that Dr. Norman Rosenthal will not stand for re-election as a director of the Company at the next Annual General Meeting on April 29, 2009. As a result, Dr. Rosenthal will no longer serve as a director of the Company as at April 29, 2009.
      In recognition of his years of service to the Company, the Compensation Committee agreed that any unvested portions of previously awarded equity will vest on April 29, 2009. Dr. Rosenthal will have a year from such date to exercise his options. His unvested restricted share units will vest in accordance with their terms, subject to the final tranche vesting on April 29, 2009.
Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 2, 2009, the Compensation Committee approved bonus compensation and salary increases for certain executive officers. The Compensation Committee based its decisions on a review of personal performance and the performance of the Company in the past year. The Company intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of and during the year ended December 31, 2008 in the annual report on Form 10-K.
     The Compensation Committee approved the following compensation with respect to the Company’s Named Executive Officers:

	2009 Salary(1)		2008 Bonus
Christopher O’Kane, Chief Executive Officer	$695,568	(2)	$0
Richard Houghton, Chief Financial Officer	$521,676	(2)	$0
Julian Cusack, Chief Operating Officer	$521,676	(2)	$0
Brian Boornazian, Head of Reinsurance and President of Aspen Re America	$500,000		$245,000
James Few, Head of Property Reinsurance	$475,000		$205,000
Stuart Sinclair, Former Chief Operating Officer (3)	—		—

(1)	Effective as of April 1, 2009.

(2)	The 2009 salary for each of Messrs. O’Kane, Houghton and Cusack will be paid in British Pounds. To provide comparability, we have converted such amounts to U.S. dollars using the conversion rate of $1.4491 to £1 (which is the January 2009 monthly average conversion rate).

(3)	Mr. Sinclair resigned on March 17, 2008 with effect April 17, 2008, and is serving the remainder of his notice period on garden leave.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     On February 6, 2009, Aspen Insurance Holdings Limited issued a press release announcing that Dr. Norman Rosenthal will not be standing for re-election at the next Annual General Meeting, which has been attached as Exhibit 99.1.

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Section 9. Financial Statements and Exhibits
Item 9.01- Financial Statements and Exhibits
(d) The following exhibit is furnished under Item 7.01 as part of this report:
99.1	Press Release of the Registrant, dated February 6, 2009.
     The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: February 6, 2009	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer

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